Exhibit 99.1

© Successories, Inc.	CDEX Inc Investor Presentation August 2007

INNOVATION THE BEST WAY TO PREDICT THE FUTURE.... IS TO CREATE IT.

Disclaimer

This presentation includes forward-looking statements that are made pursuant to "safe harbor" provisions. Any statements made which contain information that is not historical, are essentially forward-looking. Many forward-looking statements can be identified by the use of words such as "expects," "plans," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers and listeners are cautioned that such forward-looking statements represent management's opinion. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are set forth in the company's periodic filings with the US Securities and Exchange Commission. There is no obligation to publicly update any forward-looking statements.

INNOVATION

Company Overview

• CDEX is a leader in chemical detection and validation technology using Enhanced Photoemission Spectroscopy, with critical applications in the healthcare and security markets and planned applications in other markets including brand protection and anti-counterfeiting.

• CDEX formally entered the Healthcare Market in 2006 with production units of ValiMed™, a line of products sold to hospital pharmacies for validating in virtually real time high risk compounded medications and narcotics (contracts with 15 major US hospitals)

• During 2007, CDEX plans to enter the security market with the formal launch of a battery operated, hand held device for detecting trace amounts of methamphetamine

INNOVATION

Key Facts
Symbol	CEXI
Corporate Headquarters	Tucson, Arizona
Stock Price (8/17/07) || 52-Week Range	$0.20|| $0.12 - $0.58
Shares Outstanding (6/14/07)	50,407,000
Market Capitalization	$10,080,000
Volume (average daily volume 13 wks)	32,487
Debt (4/30/07)	$24,336
Cash (4/30/07)	$129,950
Revenue (TTM as of 4/07)	$142,591
Ownership by Officers/Directors	Less than 25%
Full-time Employees/Consultants	10/1
Fiscal Year Ending	October 31
Accounting Firm	S.E Clark & Co., PC Tucson, AZ

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Management

  Mr. Malcolm Philips founded CDEX in 2001 and currently serves as its President/CEO and as a member of the Board of Directors.  Prior to CDEX, Mr. Philips served in senior management positions of organizations during his service in major law firms, consulting organizations and the military. Mr. Philips has a BS from West Point (‘67), an ME in Nuclear Engineering from Iowa State University (’71) and a JD from Georgetown University Law Center (’78).
  Mr. Timothy Shriver, Senior Vice President, Technical and Manufacturing Operations, and a Director, is responsible for all CDEX manufacturing, quality assurance, and sustaining engineering.  Mr. Shriver joined CDEX in 2001 from a career in nuclear power generation and the U.S. Navy. He holds a BS in Physics from Miami University.
  Dr. Wade M. Poteet, Ph.D., Principal Scientist, is responsible for research and development of detection technologies and applications for new products.   He joined CDEX in 2001 after a 40 year career in this field with public research institutions and private companies.  Dr. Poteet has published more than 45 referenced papers and 250 technical reports. Dr. Poteet holds a Ph.D. in Experimental Solid State Physics, an MS in Physics, and a BS in Physics from Virginia Tech.

INNOVATION

Company History

  CDEX was founded in 2001 and immediately acquired a chemical detection technology developed by Dr. Wade Poteet.
  CDEX  began developing this technology for different markets, including identification/validation of explosives, chem/biological agents, illegal drugs and medications.
  In 2004, CDEX focused its resources on validation of medications to assist with problems involving  counterfeit medication and errors in compounding of high risk medications.
  In 2004 CDEX was listed on the OTCBB as CEXI.
  In 2005 CDEX began Beta testing of its ValiMed™ units in major hospitals, and in 2006 introduced ValiMed production units.  CDEX has contracts with 15 major hospitals in the US for use of ValiMed.
  In 2006 CDEX began Beta testing of its mobile methamphetamine detection unit and plans to introduce it into the market in 2007
  CDEX’s financing to date has been primarily through PP Investors.

INNOVATION

The Technology – How it Works: “Complex Technology Made Deceptively Simple”

INSTRUMENT
Energy Source
Energy
Medication
Signature
INSTRUMENT
Authentic Signature

Can you tell the difference?

Drug A
Drug B
Drug C

5% DEXTROSE
Injection, USP

INNOVATION

CDEX Technology: How it Works

Enhanced Photoemission Spectroscopy

Energy at a preset wavelength interrogates the substance of interest resulting in a unique return emission spectrum that is captured and compared to a proprietary signature contained in the unit’s data base to validate the substance of concern

Critical Signaturing Process

Medical Signatures, for example, are developed from approximately 400 tested samples to achieve statistical significance before mathematical manipulation, dilution/concentration studies, and medical review to achieve a high confidence signature.

Technology Applicability

The technology has potential applicability in numerous markets, in many of which CDEX has conducted applicability testing, including markets dealing with validation/identification of explosives, flu vaccines, distilled spirits, chemical agents, printing processes, solid and liquid medications, base consumer products, early pregnancy testing, and illegal drugs.

INNOVATION

Current CDEX Technology Applications

Validation of Compounded Medications:

   ValiMed

  High Risk Medications and Narcotics

  Price: $25,000 – $50,000 (varies by the requested formulary)

  Consumables/services over $15,000 per year

  Initial target market is large hospital pharmacies (over 10,000 worldwide)

Detection of Methamphetamine: Meth Scanner

  Product launch scheduled for CY 2007

  Price: $3,000 -- $5,500 (varies by model)

  Target markets are law enforcement agencies (federal, state and local) and civilian markets (e.g., schools, correctional facilities, real estate)

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Target Markets for Existing Products

  ValiMed: Medical/Healthcare
    - Target market for ValiMed™ - over 10,000 hospitals worldwide with over 300 beds
    - Recurring revenue of over $15,000 per year per unit planned from the sale of cuvettes (proprietary containers used to hold tested samples) and from service/maintenance fees
  Illicit Drug Detection (Methamphetamine Detection)
    - Initial market in the US is the federal, state and local law enforcement agencies (over 20,000 such agencies in US alone), including border control
    - Follow on markets include school districts (over 15,000 in US), correctional facilities, real estate, DOD and general public
    - All markets have international components

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Product Benefits

  ValiMed™ Product Line

    - Saves lives by virtual real time validation of compounded high risk medications before administering to patients

    - Provides a method for precise validation of return narcotics to reduce incidence of narcotics diversion in the healthcare industry

    - Assists in compliance with USP 797 requirements for testing of accuracy of compounded medications

    - A range of products and price points serving healthcare facilities at all levels

  Methamphetamine Detector

    - Hand held, battery operated “Meth Scanner” that detects trace amounts of methamphetamine in real time

    - Provides continuous scan monitoring to allow both ID of specific substances and search capability on virtually all surfaces including skin and clothing

    - Enables law enforcement officers and civilians to determine the presence of methamphetamine without physical intrusion

    - Because the testing is nondestructive, evidence is preserved

INNOVATION

Competition: ValiMed™

  ValiMed™ represents a breakthrough in the validation of compounded medications. The most common approach to validation of compounded medications is laboratory testing (chemical analysis) and validation of narcotic returns is refractometer technology:

    -  Laboratory Testing (validation of compounded medications)

      Cost prohibitive to screen all compounded medications

      Unable to produce “real-time” results

    -  Refractometer Technology (validation of return narcotics)

      Requires operator interpretation

      Requires frequent cleaning and ongoing calibration

      Unable to validate high use narcotics such as Fentanyl

     -  ValiMed:

      Real time results (seconds)

      No operator interpretation and minimal cleaning/maintenance

      Inexpensive compared to Lab Testing

      Validates high use narcotics such as Fentanyl

INNOVATION

Competition: Meth Scanner

  Common approaches to meth detection today are based on physical sampling of body fluids or hair, chemical sampling of suspected substances and ion mobility spectroscopy:
    -  Physical Sampling (blood/urine/hair)
      Not real-time
      Potential legal impediments to testing and expensive
    -  Chemical Sampling (e.g., NIK kits - chemiluminescense)
      Destructive to sample being tested
      Creates hazardous material waste
      Not real time and no search/scan capability
    -  “Swipe & Scan/Sniff & Scan” (ion mobility spectrometers)
      Requires ongoing calibration/cleaning/maintenance
      Systems are generally bulky and relatively expensive
    -  CDEX “Meth Scanner”
      Real time, mobile and nondestructive of evidence
      Scan feature identifies trace meth on surfaces, e.g., skin and clothes
      Low “per use” cost with minimal cleaning/maintenance

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Manufacturing

  Critical technology and product design developed internally
  Critical technology patent protected
  Primary manufacturing/assembly outsourced to local firms
  Critical processes supervised by CDEX
  Benefits - low cost manufacturing controlled by CDEX

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Sales & Distribution

  ValiMed

    -  Established primary US/Canadian distributor

    -  Targeted US “flagship” hospitals (15 contracts)

    -  Expanding client base and “flagship” relationships (repeat purchases)

    -  Establishing international distributors

  Meth Scanner

    -  Establishing relationships with target clients (3 partnering law enforcement groups)

    -  Selecting primary US/Canadian distributors

    -  After penetration of US market will establish international distributors

INNOVATION

Capitalization Information
	Equity

	Authorized	Issued

Common Shares	100,000,000	50,407,000

Preferred Shares	500,000	6,675
Conversion Rights (about 60 Shares Class A Common per share of preferred) $20 per share liquidation preferences No dividend preferences

	Debt
Notes Payable at April 30, 2007		$ 24,000
INNOVATION

Balance Sheet

Assets	April 30, 2007	Liabilities and Stockholders' Equity	April 30, 2007

Current Assets		Current Liabilities

Cash and Cash Equivalents	$129,950	Accounts Payable and Accrued Expenses	$955,724
Accounts Receivables	$12,354	Notes Payable	$24,336
Inventory	$283,710	Deferred Revenue	$638,000
		Other Curent Liabilites	$39,463
Total Current Assets	$426,014
			$1,657,523
Net Pproperty and Equipment	$32,788
		Preferred Stock Liability	$-
Net Patents	$97,549
		Total Liabilities	$1,657,523
Other assets	$2,499
		Stockhloders' Deficit
Total assets	$558,850
		Preferred Stock	$33
		Class A Common Stock	$242,205
		Additional Paid in Capital	$22,676,367
		Accumulated Defict	$(24,017,278)

		Total Stockholders' Deficit	$(1,098,673)

		Total Liabilities and Stockholders' Deficit	$558,850
INNOVATION

Possible Financials with 5% Penetration of Initial Market
• ValiMed (Initial Target: 10,000 Large Hospitals)
Targeted Hospitals	10,000
Assume 5% Market Penetration - Clients	500
Possible Unit Sales (1.5 per Client)	750
Price per Unit	$30,000
Recurring Annual Revenue/Unit	$15,000
Total ValiMed Revenues	$33,750,000

•	Meth Scanner (Initial Target: 35,000 Agencies and School Districts)
Targeted Agencies/School Districts	35,000
Assume 5% Market Penetration - Clients	1,750
Possible Unit Sales (3 per Client)	5,250
Price per Unit	$5,000
Total Meth Scanner Revenues	$26,250,000
Possible CDEX Revenues: Assumed 5% Penetration	$60,000,000
Possible Gross Profit (45% Gross Margins)	$27,000,000
Possible EBITDA	$12,000,000

These figures represent a possible financial position and, as with other forward looking statements, are intended to fall within the forward looking statements safe harbor of the SEC Rules and Regulations.

INNOVATION

Growth Strategy

  ValiMed™ Product Line

    -  Expand the product line to reach small and medium sized hospitals

    -  Continue aggressive marketing, taking full advantage of independent reports to be published

    -  Realign distribution channels in the US and Canada

    -  Launch products internationally, starting with Western Europe and then Asia

  Methamphetamine Detector

    -  In CY 2007 launch product to security market in US and Canada

    -  Broaden market base to include school systems and real estate markets

    -  Deploy low cost models to broaden the market applications and reach the civilian/general public markets

    -  Launch products internationally, starting with Western Europe

    -  Broaden product to include other illegal drugs

  New Markets

    -  Trace Explosives Detection

    -  Anti-counterfeiting

    -  Brand protection

    -  Be prepared to take advantage of flu vaccine validation market

INNOVATION

Summary

  Proven cutting edge technology with patent protection (US and foreign)

  The technology is robust spanning multiple markets including healthcare, security, and brand protection.

  Products being developed address significant problems impacting the world

  The technology as represented by the two existing products has significant competitive advantages

  Products are currently in major institutions across the nation, with repeat sales

  Company has expanding client base, gross margins around 50% with significant recurring revenue, low debt and over $12 million NOL

  Relatively small market penetration for the two existing products translates to significant revenues

INNOVATION